UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

SCI Engineered Materials, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCI ENGINEERED MATERIALS, INC.

NOTICE OF 2017
ANNUAL MEETING
AND PROXY STATEMENT
2016 ANNUAL REPORT

SCI ENGINEERED MATERIALS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held

June 8, 2017

and

PROXY STATEMENT

IMPORTANT

Please mark, sign and date your proxy,
and promptly return it in the enclosed envelope.

SCI ENGINEERED MATERIALS, INC.
2839 Charter Street
Columbus, Ohio 43228
(614) 486-0261

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 8, 2017

April 26, 2017

To Our Shareholders:

The Annual Meeting of Shareholders of SCI Engineered Materials, Inc. (the “Company”) will be held at our offices located at 2839 Charter Street, Columbus, Ohio 43228, on June 8, 2017, at 9:30 a.m. local time, for the following purposes:

1.	To elect five directors of the Company, each to serve for terms expiring at the next Annual Meeting of Shareholders;
2.	To ratify the selection of the independent registered public accounting firm for the year ending December 31, 2017; and
3.	To transact any other business which may properly come before the meeting or any adjournment thereof.

Accompanying this Notice of Annual Meeting is a form of a Proxy, Proxy Statement, and a copy of our Form 10-K Annual Report for the year ended December 31, 2016, all to be mailed on or about April 26, 2017.

Our Board of Directors has fixed April 19, 2017, as the record date for the determination of shareholders entitled to notice and to vote at the annual meeting and any adjournment thereof. A list of shareholders will be available for examination by any shareholder at the annual meeting and for a period of 10 days before the annual meeting at our executive offices.

You will be most welcome at the annual meeting and we hope you can attend. Our directors and officers, as well as representatives of our registered independent public accounting firm, are expected to be present to answer your questions and to discuss the Company’s business.

We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If your shares are held in an account at a brokerage firm or bank, you must instruct them on how to vote your shares. If your broker does not receive any instructions from you, the broker, as the holder of record, is permitted to vote on “routine” matters. Your broker will not have discretion to vote on any of the other matters, which are “non-routine” matters, without direction from you. Election of Directors is no longer a “routine” matter and your broker may not vote on this matter without instructions from you.

If you attend the annual meeting, you may cast your vote in person and your proxy will not be used. We will provide you with a ballot at the Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote such shares at the Meeting, you will need to bring a legal proxy from your broker or other nominee authorizing you to vote such shares.

By Order of the Board of Directors,
s/s Daniel Rooney

Daniel Rooney
Chairman of the Board of Directors,
President and Chief Executive Officer

PLEASE SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

IMPORTANT NOTICE REGARDING
THE AVAILABILITY OF PROXY
MATERIALS FOR THE
SHAREHOLDER MEETING TO BE
HELD ON JUNE 8, 2017.

The proxy materials include this Proxy Statement for the Annual Meeting and our annual report on Form 10-K for the year ended December 31, 2016 and are available at www.sciengineeredmaterials-proxy.com.

The Annual Meeting of Shareholders will be held at our executive offices located at 2839 Charter Street, Columbus, Ohio 43228 on June 8, 2017 at 9:30 a.m. EDT for the following purpose:

1.	To elect five directors of the Company, each to serve for terms expiring at the next Annual Meeting of Shareholders;
2.	To ratify the selection of the independent registered public accounting firm for the year ending December 31, 2017.

We recommend that the shareholders vote FOR the election of the nominees for director and to ratify the independent registered public accounting firm.

If you wish to attend the shareholder meeting and vote in person you will find directions to our corporate office on our website at http://www.sciengineeredmaterials.com/directions-contact-info.

SCI ENGINEERED MATERIALS, INC.

2839 Charter Street
Columbus, Ohio 43228

__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF SHAREHOLDERS

June 8, 2017

GENERAL INFORMATION

This proxy statement is furnished to the shareholders of SCI Engineered Materials, Inc., an Ohio corporation (the “Company”), in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held at our executive offices located at 2839 Charter Street, Columbus, Ohio 43228 on June 8, 2017 at 9:30 a.m., and at any adjournment or postponement thereof (the “Annual Meeting”). The enclosed proxy is being solicited by our Board of Directors. This proxy statement and the enclosed proxy will be sent or given to our shareholders on approximately April 26, 2017.

We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telegram, telephone, fax, or personal interview.

Voting Procedures

The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by us prior to the Annual Meeting. If no directions are made to the contrary, the proxy will be voted FOR the election of John P. Gilliam, Emily Lu, Daniel Rooney, Laura F. Shunk, and Edward W. Ungar as directors of the Company, to RATIFY the independent registered public accounting firm, and to transact such other business as may properly come before the meeting or any adjournment thereof. Any shareholder voting the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to us, by duly executing and delivering to us a proxy card bearing a later date, or by voting in person at the annual meeting. You may vote by mail or in person at the meeting. The officers, directors, and nominees for directors of the Company are the beneficial owners of 33.5% of the Company’s issued and outstanding shares as of the record date. The officers, directors and nominees for directors of the Company have indicated that they will vote in favor of each nominee for director and to ratify the independent registered public accounting firm.

Voting by Mail

By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card (known as “proxies”) to vote your shares at the Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Meeting. In this way, your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

Voting in Person at the Meeting

If you plan to attend the Meeting and vote in person, we will provide you with a ballot at the Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote such shares at the Meeting, you will need to bring a legal proxy from your broker or other nominee authorizing you to vote such shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Meeting. In order to do this, you must:

●	Enter a new vote by signing and returning another proxy card bearing a later date;
●	Provide written notice of the revocation to SCI Engineered Materials, Inc. Secretary; or
●	Attend the Meeting and vote in person

Quorum Requirements

The presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

Broker Non-Votes

Broker non-votes occur when brokers, who hold their customers’ shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares only on “routine” matters. Your broker will not have discretion to vote on any of the other matters, which are “non-routine” matters, absent direction from you. Election of Directors is no longer a “routine” matter and your broker may not vote on this matter. Accordingly, shares subject to a broker “non-vote” will not be considered entitled to vote with respect to the election of directors.

Votes Required

The election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present. Proxies that are marked “Withhold Authority” and broker non-votes will not be counted toward such nominee’s achievement of a plurality and thus will have no effect.

Each other matter to be submitted to the shareholders for approval or ratification at the Annual Meeting requires the affirmative vote of the holders of a majority of our common stock present and entitled to vote on the matter. For purposes of determining the number of shares of our common stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have no effect.

No Dissenters’ Rights

The proposals described in this Proxy Statement will not afford shareholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ELECTION OF DIRECTORS

Current director, Mr. Robert H. Peitz will not seek re-election as a director of the Company. Mr. Peitz has served as director of our Company since 2004. The Company was privileged to have Mr. Peitz as a member of the Board of Directors and would like to thank him for his service and guidance.

Only holders of record of our common stock at the close of business on April 19, 2017 will be entitled to vote at the Annual Meeting. At that time, we had 4,113,759 shares of common stock outstanding and entitled to vote. Each share of our common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Annual Meeting.

Our Restated Code of Regulations provides that the number of directors shall be fixed by the Board. In February 2017 the Board was expanded from five persons to six to accommodate the addition of Mr. Gilliam. The Board has again fixed the number of directors to five due to the decision of Mr. Peitz to not stand for re-election.

The nominees for director, if elected, will serve for one term expiring at the next Annual Meeting of Shareholders. John P. Gilliam, Emily Lu, Daniel Rooney, Laura F. Shunk and Edward W. Ungar currently serve as directors of the Company and are being nominated by the Board of Directors for reelection as directors.

It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Gilliam, Rooney, and Ungar, and Mss. Lu and Shunk as directors. In the event that any nominee for director should become unavailable, the number of directors of the Company may be decreased pursuant to the Restated Code of Regulations or the Board of Directors may designate a substitute nominee, in which event the shares represented by the enclosed proxy will be voted for such substitute nominee.

The Board of Directors recommends that the shareholders vote FOR the election of the nominees for director.

The following table sets forth each nominee’s name, age, and position with the Company:

Name	Age	Position
Daniel Rooney	63	Chairman of the Board of Directors,
		President and Chief Executive Officer

John P. Gilliam	62	Director

Laura F. Shunk	60	Director

Edward W. Ungar	81	Director

Emily Lu	67	Director

Daniel Rooney has served as a Director of our Company since joining us in March 2002 as President and Chief Executive Officer. Mr. Rooney was elected as the Chairman of the Board of Directors of our Company on January 8, 2003. Prior to joining us, Mr. Rooney was General Manager for Johnson Matthey, Color and Coatings Division, Structural Ceramics Sector North America from 1994 to 2001. Prior to that, Mr. Rooney held various management positions at TAM Ceramics, Inc., a Cookson Group Company. Mr. Rooney has a Bachelor of Science in Ceramic Engineering from Rutgers College of Engineering and an MBA from Niagara University. Mr. Rooney’s expertise and background in general management, manufacturing, sales and ceramics provides experience that the Board considers valuable.

John P. Gilliam joined our Company as director in February 2017. Mr. Gilliam is currently the CFO and Managing Director of Bluff Point Associates, a private equity firm based in Westport, Connecticut that invests in growth companies in the financial services and healthcare industries. Mr. Gilliam received a B.B.A. degree in accounting from Ohio University and obtained his CPA license in 1978. He joined the national accounting firm of Coopers and Lybrand L.L.P. and became a business assurance partner with the firm in 1988 serving clients primarily in the banking, insurance and investment sectors. Prior to joining Bluff Point in 2009, he served as Senior Vice President of Finance at The BISYS Group, Inc., a diversified publicly-traded financial services company. His responsibilities included controllership, mergers and acquisitions, SEC and management reporting, tax, treasury, and financial systems. Mr. Gilliam’s experience as a senior financial executive has provided him with a substantial background in strategic business planning, organizational restructurings, and financial statement analysis. The varied business and financial experience of Mr. Gilliam is experience that the Board considers valuable.

Laura F. Shunk joined our Company as director in 2014. Ms. Shunk graduated from Mount Holyoke College in 1980 with an A.B. degree in Chemistry and German, and from Case Western Reserve University in 1983 with a J.D. She began the practice of law at the Cleveland firm of Pearne, Gordon, Sessions, and Granger, where she worked on the prosecution of US patent applications originating in foreign jurisdictions and in the United States. As the daughter of entrepreneur Ed Funk, she began to develop an interest in the interaction between entrepreneurial ventures and intellectual property. She wrote several key patents for a young Cross Medical Company. These patents later became the subject of extensive litigation, and resulted in millions of dollars in settlements with Johnson & Johnson, and later with AlphaTech Spine, and which were a key asset in the purchase of Interpore/Cross for $280 million by Biomet. Presently, Ms. Shunk is a shareholder of Hudak, Shunk & Farine, Co. L.P.A. where she is employed. At this firm, she has expanded her areas of representation to include sophisticated material science research, and was awarded appointments to represent the University of Akron, Kent State University, Case Western Reserve University, and NASA, as well as Akron and Northeast Ohio polymer manufacturers and molders. She has continued with her interest in guiding start-up ventures with respect to the development of intellectual property portfolios. Ms. Shunk acted as counsel to an Akron area orthopedic implant company that was able to complete its acquisition in its seventh year at a 5.5x sales multiplier in part as a result of its extensive multi-national patent and trademark portfolio which Laura helped create. Ms. Shunk’s experience in intellectual property and the development and commercialization of new technologies is experience that the Board considers valuable.

Edward W. Ungar has been a Director of our Company since 1990. Mr. Ungar founded and led Taratec Corporation, a technology business-consulting firm in Columbus, Ohio for close to 30 years. He is currently performing private business consulting. Prior to forming Taratec Corporation in 1986, Mr. Ungar was an executive with Battelle Memorial Institute. Mr. Ungar earned Ph.D. and M.S. degrees in Mechanical Engineering from The Ohio State University and a B.M.E. in Mechanical Engineering from The City College of New York, and completed the Executive Development Program at the Kellogg School, Northwestern University. In his position at Battelle, Mr. Ungar had profit and loss (P+L) responsibility for a major operation division. At Taratec, Mr. Ungar had extensive experience in treasury and P+L functions as well as general management. Throughout his career, Mr. Ungar has been involved in technology commercialization related to the principal business areas of our Company. Mr. Ungar’s experience in the commercialization and finance of new technologies provides experience that the Board considers valuable.

Emily Lu joined our Company as director in 2014. Ms. Lu is currently the Managing Partner of Gateway Resources Partners, Florida, an entity founded in 2013 to explore business opportunities in oil & gas field service. Ms. Lu has considerable senior management experience, including serving from 2007 through 2012 as Chief Strategy Officer for Solar Power Industries, a vertically integrated manufacturer for photovoltaic solar components with experience in domestic and international markets. Ms. Lu received a B.A. from the School of Law at National Taiwan University with Honors. After high level executive experience at Diamond Shamrock, Taiwan (a wholly owned subsidiary of Diamond Shamrock, USA, and the precedent of Occidental) and Swire & MaClaine, Taiwan (an Asian Pacific business unit of Swire Group, UK, and a 300 year old British Trading house), Ms. Lu earned a MBA majoring in finance from Florida Atlantic University. Ms. Lu speaks English and Mandarin. The experience of Ms. Lu in international markets and development of new products and business opportunities is experience that the Board considers valuable.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS,
AND PRINCIPAL SHAREHOLDERS

Board Leadership and Structure

Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote our corporate purposes, are sound, and represent best practices. We continually review these governance practices to make sure we comply with state and federal laws.

Our Board of Directors oversees all business, property and affairs of the Company. Our officers keep the members of the Board informed of our business through discussions at Board meetings and by providing them with reports and other materials throughout the year.

Meetings and Compensation of the Board of Directors

Our Board of Directors had a total of seven meetings during the year ended December 31, 2016. Mr. Ungar, Ms. Shunk and Mr. Rooney attended all meetings. Ms. Lu attended six meetings and Mr. Peitz attended zero meetings. Directors who are employed by the Company receive no compensation for serving as directors.

It is our policy that directors will attend all board meetings in addition to the meetings of the committees on which they serve. If a director cannot attend in person it is expected that the director attend by teleconference when possible. If a director is unable to attend in person or by teleconference, prior notice is expected to be provided.

As compensation for their service, non-employee directors may periodically receive cash, grants of stock or grants of stock options, with an exercise price equal to the fair market value of our common stock on the date of grant for up to a ten-year term. Directors are also reimbursed for all reasonable out-of-pocket expenses. In the year ended December 31, 2016, Ms. Shunk earned $2,500 as chairperson of the Stock Option and Compensation Committee (the “Compensation Committee”). Mr. Ungar earned $5,000 as chairperson of the Audit Committee. In addition, for their service on the board, Ms. Lu and Ms. Shunk each received $6,000 and 14,777 shares of our common stock, and Mr. Peitz and Mr. Ungar each received $8,000 and 12,000 shares of our common stock. Ms. Lu also received $6,000 and 16,034 shares of our common stock for consulting services.

It is our expectation that all members and nominees of the Board of Directors will attend the 2017 Annual Meeting of Shareholders. Three members of our Board of Directors were present at our 2016 Annual Meeting of Shareholders.

Shareholder Communication

Our Board of Directors welcomes communications from shareholders. Shareholders may send communications to the Board of Directors or to any director in particular, c/o Gerald S. Blaskie, SCI Engineered Materials, Inc., 2839 Charter Street, Columbus, Ohio 43228. Any correspondence addressed to the Board of Directors or to any one of our directors in care of our offices will be forwarded to the addressee without review by management.

We make our proxy solicitation materials on Schedule 14A, annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act available free of charge on our website at www.sciengineeredmaterials.com as soon as reasonably practicable after we electronically file such material with the SEC.

Board Leadership Structure

On January 8, 2003, the Board appointed Mr. Rooney, our Chief Executive Officer, as the Chairman of the Board. We have no Lead Independent Director.

The Chairman of the Board provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Chairman of the Board sets the Board agendas with Board and management input, facilitates communication among directors, and presides at meetings of the Board of Directors and shareholders.

Risk Oversight

Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full Board of Directors in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company. Risk is assessed throughout the business, focusing on three primary areas of risk: financial risk, legal/compliance risk and operational/strategic risk.

While the Board of Directors has the ultimate oversight responsibility for the risk management process, the committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual management letter from the Company’s external auditors. In addition, in setting compensation, the Compensation Committee strives to create a combination of near term and longer incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy.

Committees of the Board of Directors

We have an Audit Committee and a Stock Option and Compensation Committee.

The Audit Committee consults with our Chief Financial Officer, other key members of our management and with our independent auditors with regard to the plan of the annual audit. The Audit Committee reviews, in consultation with the independent auditors, the report of audit, or proposed report of audit and the accompanying management letter, if any. In addition, the Audit Committee consults with our Chief Financial Officer, other key members of our management and with our independent auditors with regard to the adequacy of the internal accounting controls. The Chairperson of the Audit Committee is Mr. Ungar, and the current members are Mr. Gilliam and Ms. Lu. The Audit Committee met four times during 2016. The Board of Directors has not adopted a charter for the Audit Committee. The Board of Directors has determined that Mr. Ungar, Mr. Gilliam and Ms. Lu qualify as “audit committee financial experts” as that term is defined in Item 407 of Regulation S-K. All members meet the criteria for audit committee independence as defined in NASDAQ Rule 4350, and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended.

The Compensation Committee of the Board of Directors reviews executive compensation and administers our stock incentive and incentive compensation performance plans. The Chairperson of the Compensation Committee is Ms. Shunk and the current members are Messrs. Peitz and Ungar. The Compensation Committee met twice during 2016.

The Board of Directors has determined that it is not necessary to establish a nominating committee due to its limited size. Nominations for directors are considered by the entire Board of Directors. The directors take a critical role in guiding the strategic direction and oversee the management of the Company. Director candidates are considered based on various criteria, such as diversity in broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of shareholders, and personal integrity and judgment. In addition, directors must have available time to devote to Board activities and to enhance their knowledge of the industry. The Board seeks nominees with a broad diversity of experiences, professions, skills and backgrounds. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. Recent developments in corporate governance and financial reporting have resulted in increased demand for such highly qualified and productive public company directors.

The Board of Directors will consider the recommendations of shareholders regarding potential director candidates. In order for shareholder recommendations regarding possible director candidates to be considered by the Board of Directors:

●

such recommendations must be provided to the Board of Directors, c/o Gerald S. Blaskie, SCI Engineered Materials, Inc., 2839 Charter Street, Columbus, Ohio 43228, in writing no later than February 8, 2018;

●	the nominating shareholder must meet the eligibility requirements to submit a valid shareholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended; and

●	the shareholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidate.

Compensation Committee Interlocks and Insider Participation

None of our executive officers have served:

●	as a member of the Compensation Committee of another entity which has had an executive officer who has served on our Compensation Committee;

●	as a director of another entity which has had an executive officer who has served on our Compensation Committee; or

●	as a member of the Compensation Committee of another entity which has had an executive officer who has served as one of our directors.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1701.13(E) of the Ohio Revised Code gives a corporation incorporated under the laws of Ohio power to indemnify any person who is or has been a director, officer or employee of that corporation, or of another corporation at the request of that corporation, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him/her in connection with any threatened, pending or completed action, suit or proceeding, criminal or civil, to which he/she is or may be made a party because of being or having been such director, officer, employee or agent, provided that in connection therewith, such person is determined to have acted in good faith in what he/she reasonably believed to be in or not opposed to the best interest of the corporation of which he/she is a director, officer, employee or agent and without reasonable cause, in the case of a criminal matter, to believe that his conduct was unlawful. The determination as to the conditions precedent to the permitted indemnification of such person is made by the directors of the indemnifying corporation acting at a meeting at which, for the purpose, any director who is a party to or threatened with any such action, suit or proceeding may not be counted in determining the existence of a quorum and may not vote. If, because of the foregoing limitations, the directors are unable to act in this regard, such determination may be made by the majority vote for the corporation’s voting shareholders (or without a meeting upon two-thirds written consent of such shareholders), by judicial proceeding or by written opinion of legal counsel not retained by the corporation or any person to be indemnified during the five years preceding the date of determination.

Section 1701.13(E) of the Ohio Revised Code further provides that the indemnification thereby permitted shall not be exclusive of, and shall be in addition to, any other rights that directors, officers, employees or agents have, including rights under insurance purchased by the corporation.

Article 5 of the Company’s Restated Code of Regulations contains extensive provisions related to indemnification of officers, directors, employees and agents. The Company is required to indemnify its directors against expenses, including attorney fees, judgments, fines and amounts paid in settlement of civil, criminal, administrative, and investigative proceedings, if the director acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company. When criminal proceedings are involved, indemnification is further conditioned upon the director having no reasonable cause to believe that the conduct was unlawful.

Entitlement of a director to indemnification shall be made by vote of the disinterested directors of the Company. If there are an insufficient number of such directors to constitute a quorum, the determination to indemnify directors shall be made by one of the following methods: (1) a written opinion of independent legal counsel, (2) vote by the shareholders, or (3) by the court in which the action, suit or proceeding was brought.

The Company may pay the expenses, including attorney fees of any director, as incurred, in advance of a final disposition of such action, suit or proceeding, upon receipt by the Company of an undertaking by the affected director(s) in which he/she/they agree(s) to cooperate with the Company concerning the action, suit or proceeding, and agree(s) to repay the Company in the event that a court determines that the director’s action, or failure to act, involved an act, or omission, undertaken with reckless disregard for the best interests of the Company.

The indemnification provisions of the Articles of Incorporation relating to officers, employees and agents of the Company are similar to those relating to directors, but are not mandatory in nature. On a case-by-case basis, the Company may elect to indemnify them, and may elect to pay their expenses, including attorney fees, in advance of a final disposition of the action, suit or proceeding, upon the same conditions and subject to legal standards as relate to directors. These indemnification provisions are also applicable to actions brought against directors, officers, employees and agents in the right of the Company. However, no indemnification shall be made to any person adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless, and only to the extent that a court determines, that despite the adjudication of liability, but in view of all of the circumstances of the case, shall deem proper. The Company currently carries directors and officers insurance in the amount of one million dollars.

The above discussion of the Company’s Restated Code of Regulations and of Section 1701.13(E) of the Ohio Revised Code is not intended to be exhaustive and is respectively qualified in its entirety by such documents and statutes.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Company issued pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee consults with our Chief Financial Officer, other key members of our management and with our independent auditors with regard to the plan of the annual audit. The Audit Committee reviews, in consultation with the independent auditors, the report of audit, or proposed report of audit and the accompanying management letter, if any. In addition, the Audit Committee consults with our Chief Financial Officer, other key members of our management and with our independent auditors with regard to the adequacy of the internal accounting controls.

In fulfilling its responsibilities, the Audit Committee selected GBQ Partners, LLC (“GBQ”) as our independent accountants for purposes of auditing our financial statements for 2016. The Audit Committee has reviewed and discussed our audited financial statements with management and the independent auditors; discussed with the independent auditors the matters required to be discussed by Codification of Statements on Auditing Standards No. 61; received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and discussed with the independent auditors their independence from our Company.

Based on the reviews and discussions with management and GBQ, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission.

The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that Mr. Ungar, Ms. Lu, and Mr. Gilliam are independent under Rule 4350(d) of the Nasdaq Stock Market, and each is financially literate each in his/her own capacity.

Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities for the period ended December 31, 2016, were met and that our financial reporting and audit processes are functioning effectively.

Submitted by the Audit Committee
of the Board of Directors:
Edward W. Ungar (Chairperson)
John P. Gilliam
Emily Lu

Executive Officers

In addition to Mr. Rooney, the following persons served as executive officers of the Company during 2016:

Michael K. Barna, age 60, served as Vice President, Sales-Photonics, from March 2, 2006 through November 3, 2016. Mr. Barna joined us as Director of Sales and Marketing in January 2004. Prior to joining us, Mr. Barna had more than 20 years of experience in thin film sales, including major account sales of Physical Vapor Deposition equipment, high purity sputtering targets and evaporation materials for these systems, hybrid microelectronic, telecommunications, and the commercial glass coating markets. Mr. Barna earned a B.S. degree in Mechanical Engineering from the University of Kentucky.

Gerald S. Blaskie, age 59, has served as Vice President, Treasurer and Chief Financial Officer since March 2006. Mr. Blaskie joined us as Chief Financial Officer in April 2001. Prior to joining us, Mr. Blaskie was the Controller at Cable Link, Inc. from February 2000 to March 2001. From 1997 to 2000, he was the Plant Manager at Central Ohio Plastics Corporation, where he also served as Controller from 1993 to 1997. Mr. Blaskie earned a B.S. degree in Accounting from Central Michigan University and passed the CPA exam in the State of Ohio.

Jeremy Young, age 38, has served as Vice President-Operations since June 2016. Mr. Young, 37, joined the Company as Production Manager in March 2006 and served as Operations Manager from December 2013 until June 2016. Prior to joining the Company, Mr. Young held Quality and Production management positions with Accel, Inc. from 2004 to 2005. From 1998 to 2004, he held process chemist and technician positions at Worthington Industries and SCI Engineered Materials. Mr. Young earned a Bachelor of Science in Chemistry from Otterbein University and an MBA from Ohio University.

Officers are elected annually by our Board of Directors and serve at its discretion.

Ownership of Common Stock by Directors and Executive Officers

The following table sets forth, as of April 19, 2017, the beneficial ownership of the Company’s common stock by each of the Company’s directors and nominees for director, each executive officer named in the Summary Compensation Table, and by all directors and nominees for director, and executive officers as a group.

	Number of Shares	Percentage of
Name of Beneficial Owner(1)	Beneficially Owned(2)	Class (3)
Robert H. Peitz(4)	579,940	14.1%
Laura F. Shunk	465,699	11.3%
Daniel Rooney(5)	239,726	5.6%
Gerald S. Blaskie(6)	98,747	2.3%
Emily Lu	67,145	1.6%
Jeremy Young(7)	13,900	0.3%
Edward W. Ungar	9,000	0.2%
John P. Gilliam	-	-

All directors and executive officers	1,474,157	33.5%
as a group (7 persons)(8)

(1) The address for all is c/o SCI Engineered Materials, Inc., 2839 Charter Street, Columbus, Ohio 43228.

(2) For purposes of the above table, a person is considered to “beneficially own” any shares with respect to which he or she exercises sole or shared voting or investment power or as to which he or she has the right to acquire the beneficial ownership within 60 days of April 19, 2017. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) “Percentage of Class” is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on April 19, 2017, plus the number of shares such person has the right to acquire within 60 days of April 19, 2017.

(4) Mr. Peitz’ ownership includes 155,412 shares of common stock beneficially owned by Park National Bank (Trustee for the Ingeborg Funk Children’s Trust). Mr. Peitz includes these shares because he has the power to dispose of the shares.

(5) Includes 175,074 common shares which may be acquired by Mr. Rooney under stock options exercisable within 60 days of April 19, 2017, and 27,800 shares which are held in Mr. Rooney’s IRA.

(6) Includes 97,747 common shares which may be acquired by Mr. Blaskie under stock options exercisable within 60 days of April 19, 2017.

(7) Common shares which may be acquired by Mr. Young under stock options exercisable within 60 days of April 19, 2017.

(8) Includes 286,721 common shares which may be acquired under stock options exercisable within 60 days of April 19, 2017.

Ownership of Common Stock by Principal Shareholders

The following table sets forth information as of April 19, 2017, relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock of the Company.

	Number of Shares	Percentage of
Name of Beneficial Owner(1)	Beneficially Owned(2)	Class(3)
Robert H. Peitz(4)	579,940	14.1%
Laura F. Shunk	465,699	11.3%
Daniel Funk	391,977	9.5%
Diego Ratti	299,697	7.3%
Curtis A. Loveland	289,456	7.0%
Daniel Rooney(5)	239,726	5.6%

(1) The address of Robert H. Peitz, Laura F. Shunk and Daniel Rooney is c/o SCI Engineered Materials, Inc., 2839 Charter Street, Columbus, Ohio 43228. The address of Daniel Funk is 14202 Brafferton Pkwy, Fort Wayne, Indiana 46814. The address of Diego Ratti is Via Parini N.3, 23849 Rogeno LC Italy. The address of Curtis A. Loveland is c/o Porter, Wright, Morris & Arthur LLP, 41 South High Street, Columbus, Ohio 43215.

(2) For purposes of this table, a person is considered to “beneficially own” any shares with respect to which he or she exercises sole or shared voting or investment power or as to which he or she has the right to acquire the beneficial ownership within 60 days of April 19, 2017. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) “Percentage of Class” is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on April 19, 2017, plus the number of shares such person has the right to acquire within 60 days of April 19, 2017.

(4) Mr. Peitz’ ownership includes 155,412 shares of common stock beneficially owned by Park National Bank (Trustee for the Ingeborg Funk Children’s Trust). Mr. Peitz includes these shares because he has the power to dispose of the shares.

(5) Includes 175,074 common shares which may be acquired by Mr. Rooney under stock options exercisable within 60 days of April 19, 2017, and 27,800 shares which are held in Mr. Rooney’s IRA.

Executive Compensation

The following summary compensation table sets forth information regarding compensation earned during the last two years by our Principal Executive Officer, our Principal Financial Officer and our other officers.

SUMMARY COMPENSATION TABLE

Name and				Stock awards	Option	Non-equity		All other
principal	Year	Salary	Bonus		awards	incentive plan		compensation	Total
position						compensation		(a)
PEO	2016	$224,252	$0	$0	$0	$0		$6,728	$230,980
Daniel
Rooney
	2015	224,912	0	0	0	5,592	(f)	6,747	237,251
PFO	2016	149,130	0	0	0	2,500	(d)	4,474	156,104
Gerald S.
Blaskie
	2015	134,396	0	0	0	5,296	(b)	4,032	143,724
VP-	2016	123,317	0	0	0	7,000	(e)	3,700	134,017
Operations
Jeremy
Young
VP- Sales	2016	105,082	0	0	0	43,331		3,152	151,565
Photonics
Michael K.
Barna
	2015	109,889	0	0	0	94,845	(c)	3,297	208,031

a-	Company Safe Harbor contribution under the SCI Engineered Materials, Inc. 401(k) & Profit Sharing Plan.
b-	$3,796 deferred under our incentive compensation plan; paid in 2016.
c-	$32,762 deferred under our incentive compensation plan; paid in 2016.
d-	$1,000 deferred under our incentive compensation plan; paid in 2017.
e-	$2,500 deferred under our incentive compensation plan; paid in 2017.
f-	Deferred under our incentive compensation plan; paid in 2016.

Salaries

The salaries of the Named Executive Officers are reviewed on an annual basis. Changes in salary are based on an evaluation of the Company’s and the individual’s performance as well as the level of pay compared to general industry peer group pay levels. The Compensation Committee of the Board of Directors reviews salaries periodically and recommends merit increases to the Board of Directors as the Committee deems appropriate.

Executive Annual Incentive Plan

Mr. Blaskie received $2,500 for the Company meeting specified on-time delivery goals as an incentive compensation award for services during 2016.

Mr. Barna received $43,331 for attaining and exceeding gross profit goals as an incentive compensation award for services during 2016.

Mr. Young received $2,500 for the Company meeting specified on-time delivery goals and $4,500 for exceeding various production goals as incentive compensation awards for services during 2016.

Employment Agreement for Principal Executive Officer

The Principal Executive Officer, Mr. Daniel Rooney, has an employment contract that entitles him to 100% of his compensation for six months following his termination other than for fraud or serious misconduct. Following the initial six-month period after his termination, Mr. Rooney is entitled to receive six months of pay at a rate of 50% of his compensation at the time of his termination.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END - 2016
OPTION AWARDS

Name and Principal Position	Number of securities	Number of securities		Option exercise	Option
	underlying	underlying unexercised		price	expiration date
	unexercised options (#)	options (#) - unexercisable
	- exercisable
PEO Daniel Rooney	141,200	35,300	(a)	6.00	01-01-19
	16,224	36,837	(b)	0.84	11-06-24
PFO Gerald S. Blaskie	76,000	19,000	(a)	6.00	01-01-19
	12,247	18,370	(b)	0.84	11-06-24
VP- Operations	5,000 (c)	-		3.10	05-01-18
JeremyYoung
	8,900	13,350	(b)	0.84	11-06-24

a - Options granted January 2, 2009 vest in ten equal annual installments on each anniversary of the date of the grant beginning January 2, 2009.

b - Options granted November 7, 2014 vest in five equal annual installments on each anniversary of the date of the grant beginning November 7, 2015.

c - Options granted May 1, 2008 vested in four equal annual installments on each anniversary of the date of the grant beginning May 1, 2009.

Stock Options

At our 2011 Annual Meeting, our shareholders approved our 2011 Stock Incentive Plan (the “2011 Plan”). At our 2006 Annual Meeting, our shareholders approved our 2006 Stock Incentive Plan (the “2006 Plan”). The purpose of each Plan was to further the growth and profitability of the Company by providing increased incentives to and encourage share ownership on the part of key employees, officers and directors, and consultants and advisors who render services to the Company and any future parent or subsidiary of the Company. Each Plan permits the granting of stock options and restricted stock awards (collectively “Awards”) to eligible participants. The maximum number of shares of common stock which may be issued pursuant to the 2011 Plan is 250,000 shares. The maximum number of shares of common stock which may be issued pursuant to the 2006 Plan is 600,000 shares. If an Award expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares will be available again for grants of Awards. Each Plan is administered by the Company’s Stock Option and Compensation Committee (the “Committee”). All the members of the Committee qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 and as “outside directors” under Section 162(m) of the Internal Revenue Code (the “Code”). Pursuant to each Plan, the Committee has the sole discretion to determine the employees, directors and consultants who may be granted Awards, the terms and conditions of such Awards and to construe and interpret the Plans. The Committee is also responsible for making adjustments in outstanding Awards, the shares available for Awards, and the numerical limitations for Awards to reflect any transaction such as a stock split or stock dividend. The Committee may delegate its authority to one or more directors or officers; provided, however, that the Committee may not delegate its authority and powers (a) with respect to any Section 16b-3 Persons, or (b) in any way which would jeopardize the Plan’s qualifications under Section 162(n) of the Code or Rule 16b-3. The Board of Directors may amend or terminate either Plan at any time and for any reason. To the extent required under Rule 16b-3 material amendments to the Plans must be approved by the shareholders.

Eligibility to participate in either Plan extends to management, key employees, directors and consultants of the Company. The estimated number of eligible participants is approximately 30 persons. The actual number of individuals who may receive options of restrictive stock awards under the Plans cannot be determined because eligibility for participation is at the discretion of the Committee.

Director Compensation

The following Director Compensation table sets forth information regarding compensation paid to our non-employee directors. Directors who are employed by us do not receive any compensation for their board activities.

DIRECTOR COMPENSATION – 2016

Name	Fees earned or	Stock	Option	All other	Total
	paid in cash	awards	awards	compensation
Edward W. Ungar	$13,000	$9,150	$0	$0	$22,150
Robert H. Peitz	8,000	9,150	0	0	17,150
Laura F. Shunk	8,500	11,149	0	0	19,649
Emily Lu	6,000	11,149	0	17,996	35,145

1 – Ms. Shunk - Chairperson of the Stock Option and Compensation Committee.
2 – Mr. Ungar - Chairperson of the Audit Committee.
3 – Daniel Rooney - Principal Executive Officer and Chairman of the Board of Directors. Mr. Rooney does not appear on this table and receives no director compensation.
4 – Ms. Lu received $17,996 as other compensation for consulting services - $6,000 in cash and $11,996 in stock awards.

Non-Employee Director Reimbursement

Non-employee directors are reimbursed for travel and other out-of-pocket expenses connected to Board travel.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth additional information as of December 31, 2016, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements approved by our shareholders. The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants (excluding the shares to be issued upon exercise of outstanding options and other rights).

Number of securities
	Number of		remaining available for
	Securities to be	Weighted-average	issuance under equity
	issued upon exercise	exercise price of	compensation plans
	of outstanding	outstanding options and	(excluding securities
	options and rights	rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans
approved by security holders	397,671	$4.39	452,329

Equity compensation plans approved by shareholders include our 2011 Stock Option Plan and 2006 Stock Option Plan.

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors (the “Audit Committee”) of SCI Engineered Materials, Inc. selected GBQ Partners LLC (“GBQ”) to perform the 2016 audit for SCI Engineered Materials, Inc and to serve as our registered independent public accounting firm for 2017. A representative of GBQ is expected to attend the Annual Meeting of Shareholders in order to respond to appropriate questions from shareholders, and will have the opportunity to make a statement.

FEES OF THE REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRMS FOR
THE YEAR ENDED DECEMBER 31, 2016 AND 2015

Audit Fees

The aggregate fees billed by GBQ for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Form 10-Q were approximately $56,000 for 2016 and 2015.

Tax Fees

The aggregate fees billed for professional services rendered for tax compliance and consulting was approximately $1,300 for 2016 and $4,200 for 2015.

All Other Fees

The total fees billed by GBQ for services related to the accounting treatment of transactions and events as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements were $1,000 for 2016 and 2015.

Pre-Approval Policy

The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor or other registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to completion of the audit.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Our Audit Committee has appointed GBQ Partners LLC (“GBQ”), an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2017, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the 2017 Annual Meeting of Shareholders. GBQ has audited our financial statements since the fiscal year ended December 31, 2014. The Audit Committee believes that GBQ’s experience with us and knowledge of us is important, and would like to continue this relationship.

GBQ has advised us that the firm does not have any direct or indirect financial interest in us, nor has GBQ had any such interest since the inception of our Company in 1987, other than as a provider of auditing and accounting services. In making the selection of GBQ to continue as our independent registered public accounting firm for the year ending December 31, 2017, the Audit Committee reviewed past audit results and the non-audit services performed during fiscal year 2016 and which are proposed to be performed during fiscal year 2017. In selecting GBQ, the Audit Committee carefully considered GBQ’s independence. GBQ confirmed to us that it is in compliance with all rules, standards and policies of the Independence Standards Board and the SEC governing auditor independence.

Neither our Code of Regulations nor other governing documents require shareholder ratification of the selection of GBQ as the Company’s independent auditors. However, we are submitting the selection of GBQ to the shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify this selection, the Audit Committee will reconsider whether or not to continue to retain GBQ, but may still retain them. Even if this selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the 2017 Annual Meeting will be required to ratify the selection of GBQ. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board of Directors recommends that our shareholders vote “FOR” the ratification of the independent registered public accounting firm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and greater than 10% shareholders to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission (“SEC”). Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of such reports, and written representations from reporting persons, Ms. Shunk and Mr. Ungar did not file one (1) Form 4 report timely which consisted of one transaction of 3,000 shares. We believe that all other reporting persons complied with all filing requirements during the year ended December 31, 2016.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

Each year our Board of Directors submits its nominations for election of directors at the annual meeting of shareholders. Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the proxy statement for action at the annual meeting. Any proposal submitted by a shareholder for inclusion in the proxy statement for the annual meeting of shareholders to be held in 2018 must be received by us (addressed to the attention of the Secretary) on or before December 31, 2017. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2018 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after March 15, 2018. Any such proposal to be submitted at the meeting must be a proper subject for shareholder action under the laws of the State of Ohio.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are delivering this Proxy Statement and an annual report to all shareholders of record as of the record date. Shareholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Proxy Statement and annual report if previously notified by their bank, broker or other holder. This process, by which only one proxy statement and annual report, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for shareholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the shareholders within the household.

Street name shareholders in a single household who received only one copy of the Proxy Statement or annual report may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name shareholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form.

If you are a registered shareholder receiving multiple copies of this Proxy Statement, you also may request orally or in writing to receive a single copy of this Proxy Statement by calling 1-614-486-0261, or writing to SCI Engineered Materials at 2839 Charter Street, Columbus, Ohio 43228.

ANNUAL REPORT

Our annual report on Form 10-K for the year ended December 31, 2016, containing financial statements for 2016 and the signed opinion of GBQ Partners LLC, registered independent public accounting firm, with respect to such financial statements, is being sent to shareholders concurrently with this proxy statement. The Annual Report is not to be regarded as proxy soliciting material, and we do not intend to ask, suggest or solicit any action from the shareholders with respect to such report.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. If other matters should come before the meeting, each of the persons named in the proxy intends to vote in accordance with his judgment on such matters.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed.
1. Nominees:	For	Withhold		For	Withhold		For	Withhold
01 - Daniel Rooney *	☐	☐	02 - John P. Gilliam *	☐	☐	03 - Edward W. Ungar *	☐	☐
04 - Laura F. Shunk *	☐	☐	05 - Emily Lu *	☐	☐
*To elect as directors the nominees named above to serve for terms expiring at the 2018 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

		For	Against	Abstain
2.	To ratify the selection of GBQ Partners LLC as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2017.	☐	☐	☐

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

IMPORTANT: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Corporations should sign in their full corporate name by their president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

                 02J6GD

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SCI Engineered Materials, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

By signing this proxy card as a shareholder of SCI Engineered Materials, Inc. (the “Company”) you hereby appoint Daniel Rooney, Gerald S. Blaskie, and Michael A. Smith, or any one of them, as attorneys and proxies with full power of substitution to each, to vote all shares of common stock of the Company which you are entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 2839 Charter Street, Columbus, Ohio, on June 8, 2017, at 9:30 a.m. local time, and at any adjournment or adjournments thereof, with all of the powers you would have if personally present, for the purposes stated on the reverse side.

You give unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinions may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Any of the said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all powers of said attorneys and proxies hereunder.

You hereby acknowledge receipt with this Proxy of a copy of the Company’s Notice of Annual Meeting and Proxy Statement dated April 26, 2017. Any proxy heretofore given to vote said shares is hereby revoked.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY YOU.

IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.